A copy of certain  financial  information  of  Engineered  Wire  Products,  Inc.
("EWP") is presented below. Such financial information is limited solely for purposes of internal reporting within Keystone Consolidated Industries, Inc. The financial information is unaudited and does not purport to show the financial statements of EWP in accordance with accounting principles generally accepted in the United States ("GAAP"), and therefore excludes items required by GAAP, such as certain reclassifications, eliminations, accruals and disclosure items. Undue reliance should not be placed on this financial information. There can be no assurance that such financial information is complete.



                            ENGINEERED WIRE PRODUCTS
                             STATEMENT OF OPERATIONS
                      FOR THE PERIOD ENDED AUGUST 31, 2005

                               ($'s IN THOUSANDS)

                                                       Year to Date
August 2005                                            August 2005
-----------                                            ------------
   $5,944      SALES - OUTSIDE CUSTOMERS                 $42,584
        0      SALES - INTERCOMPANY                            0
----------                                              ---------
    5,944       NET SALES                                 42,584
    4,432      VARIABLE PRODUCTION COSTS                  31,433
----------                                              ---------
    1,512      VARIABLE CONTRIBUTION                      11,151
----------                                              ---------
      138      MANUFACTURING FIXED COSTS                   1,145
       87      DEPRECIATION                                  696
----------                                              ---------
      225       TOTAL FIXED COSTS                          1,841
----------                                              ---------
    1,287        GROSS PROFIT                              9,310
----------                                              ---------
      220      SELLING EXPENSE                             1,493
      236      ADMINISTRATIVE EXPENSE                      1,382
----------                                              ---------
      456       TOTAL SELLING & ADMIN.EXPENSE              2,875
----------                                              ---------
      831        OPERATING PROFIT                          6,435
        0      EARNINGS IN UNCONSOL. SUBSIDIARIES              0
        0      INTEREST INCOME                                 0
       39      INTEREST EXPENSE                              319
        0      OTHER INCOME (EXPENSE)                          0
        0      GAIN ON SALE OF FIXED ASSETS                    0
----------                                              ---------
      792        INCOME BEFORE TAXES                       6,116
      313      INCOME TAXES                                2,415
----------                                              ---------
      479        INCOME FROM OPERATIONS                    3,701
        0      ACCOUNTING CHANGE                               0
        0      MINORITY INTEREST                               0
----------                                              ---------
     $479        NET INCOME                               $3,701
==========                                              =========

                            ENGINEERED WIRE PRODUCTS
                                  BALANCE SHEET
                                 August 31, 2005

                               ($'s IN THOUSANDS)

    CURRENT ASSETS:
      CASH                                              $142
      MARKETABLE SECURITIES                                0
      NOTES & ACCOUNT RECEIVABLE NET                   9,752
      INTERCOMPANY ACCOUNTS RECEIVABLE                     0

      INVENTORIES AT COST                             15,966
       LESS LIFO RESERVE                                   0
                                                    ---------
     INVENTORIES AT LIFO                              15,966
                                                    ---------

      PREPAID EXPENSES                                     0
      DEFERRED INCOME TAXES                                0
      OTHER CURRENT ASSETS                                 0
                                                    ---------
       TOTAL CURRENT ASSETS                           25,860
                                                    ---------

     PROPERTY, PLANT & EQUIPMENT AT COST              18,928
        LESS ACCUMULATED DEPRECIATION                 13,165
                                                    ---------
          NET PROPERTY, PLANT & EQUIPMENT              5,763
                                                    ---------

      DEFERRED FINANCING EXPENSE                           0
      DEFERRED INCOME TAXES                                0
      PREPAID PENSION ASSET                                0
      RESTRICTED INVESTMENTS                               0
      GOODWILL                                             0
      OTHER LONG TERM ASSETS                               0
                                                    ---------
        TOTAL  ASSETS                                $31,623
                                                    =========

    LIABILITIES AND EQUITIES:
      REVOLVING LOAN FACILITY                         $3,544
      NOTES PAYABLE & CURRENT L.T. DEBT                1,387
      KCI LOAN ACCOUNT                                 1,232
      INTERCOMPANY ACCOUNTS PAYABLE                      672
      ACCOUNTS PAYABLE                                   969
      ACCRUED OPEB                                         0
      ACCRUED PREFERRED STOCK DIVIDENDS                    0
      ACCRUED LIABILITIES                              1,814
      ACCRUED PENSIONS                                   147
      INCOME TAXES PAYABLE                               679
                                                    ---------
         TOTAL CURRENT LIABILITIES                    10,444
                                                    ---------

      LONG TERM DEBT                                   3,283
      ACCRUED OPEB                                         0
      LONG TERM PENSIONS                                   0
      LONG TERM OTHER                                      0
      DEFERRED FEDERAL INCOME TAX                          0
                                                    ---------
         TOTAL LONG TERM LIABILITIES                   3,283
                                                    ---------

      MINORITY INTEREST                                    0
                                                    ---------
      PREFERRED STOCK                                      0
                                                    ---------

      SFAS #87 ADJUSTMENT                                  0
      COMMON STOCK                                         0
      OTHER CAPITAL                                        0
      INVESTMENT EQUITY                                    0
      RETAINED EARNINGS                               17,896
      LESS TREASURY STOCK                                  0
                                                    ---------
         TOTAL EQUITY                                 17,896
                                                    ---------
         TOTAL LIABILITIES & EQUITY                  $31,623
                                                    =========

                            ENGINEERED WIRE PRODUCTS
                             STATEMENT OF CASH FLOWS
                      FOR THE PERIOD ENDED AUGUST 31, 2005

                               ($'s IN THOUSANDS)


CASH FLOWS FROM OPERATING ACTIVITIES:
 NET INCOME                                              $3,701

    PROVISION FOR DEPRECIATION                              696
    (GAIN) LOSS ON SALE OF ASSETS                             0
    PROVISION FOR BAD DEBT ALLOWANCE                        (98)
    PROV. FOR INVENT. RESERVES (EXCLUDING LIFO)             (46)
    PROVISION FOR LIFO RESERVE                                0
   CHANGE IN ASSETS AND LIABILITIES:
     (INCREASE) DECREASE ACCTS. & NOTES REC.             (4,051)
     (INCREASE) DECREASE INVENTORY                       (1,457)
     (INCREASE) DECREASE PREPAID EXPENSES                    37
     (INCREASE) DECREASE OTHER ASSETS                         0
     INCREASE (DECREASE) ACCTS PAY.                         461
     INCREASE (DECREASE) ACCRUED PENSIONS                   147
     INCREASE (DECREASE) DEFERRED TAXES                       0
     INCREASE (DECREASE) OPEB LIABILITIES                     0
     INCREASE (DECREASE) OTHER LIABILITIES                 (915)
     (INCREASE) DECREASE INTERCO ACCT. REC                    0
     INCREASE (DECREASE) INTERCO ACCTS PAY.                (262)
                                                       ---------

 NET ADJUSTMENTS                                         (5,488)
                                                       ---------

 NET CASH PROVIDED (USED) BY OPERATIONS                  (1,787)
                                                       ---------

 CASH FLOW FROM INVESTING ACTIVITIES:
    PROCEEDS FROM SALE OF PP & E                              0
    CAPITAL EXPENDITURES                                   (131)
    INTERCO PP&E TRANSFERS NET                                0
                                                       ---------

 NET CASH PROVIDED (USED) BY INVESTING ACTIVITIES          (131)
                                                       ---------

 CASH FLOW FROM FINANCING ACTIVITIES:
    REVOLVING CREDIT FACILITY, NET                        1,555
    REPAYMENTS OF OTHER DEBT                               (927)
    PROCEEDS OF OTHER DEBT                                    0
    INCREASE (DECREASE) KCI LOAN                          1,155
    PROCEEDS FROM ISSUANCE OF COMMON STOCK                    0
    DIVIDENDS PAID                                            0
                                                       ---------

 NET CASH PROVIDED (USED) BY FINANCING ACTIVITIES         1,783
                                                       ---------

 NET INCREASE (DECREASE) IN CASH                           (135)

 CASH AT BEGINNING OF PERIOD                                277
                                                       ---------

 CASH AT END OF PERIOD                                     $142
                                                       =========